Fees Summary	Jul. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,371.05
Total Fee Amount	6,371.05
Total Transaction Valuation	46,133,600.31
Total Offset Amount	0
Net Fee	$ 0